A Leading Owner-Operator of Senior Living Communities and Services Investor Presentation – May 11, 2023

Forward-Looking Statements 2 This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, and also include the following: The impact of COVID-19, including the actions taken to prevent or contain the spread of COVID-19, the transmission of its highly contagious variants and sub-lineages and the development and availability of vaccinations and other related treatments, or another epidemic, pandemic or other health crisis; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt financings or refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to the COVID-19 pandemic or general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross- default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in Item 9 of the Annual Report on Form 10-K; the departure of certain of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. For information about the Company, visit www.sonidaseniorliving.com.

Non-GAAP Financial Measures 3 This presentation contains financial measures: (1) same-store Resident Revenue, (2) same-store Adjusted Operating Expenses, (3) same-store Community Net Operating Income, (4) same-store Community Net Operating Income Margin, (5) same-store Adjusted Community Net Operating Income, (6) same-store Adjusted Community Net Operating Income Margin, (7) Revenue per Occupied Unit (RevPOR), (8) Revenue per Available Unit (RevPAR), and (9) Cash Flow from Operations (CFFO), which are not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP contained in the Company’s most recent earnings release issued on March 30, 2023. Same-store Resident Revenue is a non-GAAP performance measure for the Company’s portfolio of 60 continuing communities that excludes revenue from non-same-store communities acquired or divested in the presented periods. Same-store Adjusted Operating Expenses, same-store Community Net Operating Income, Same-store Community Net Operating Income Margin, same-store Adjusted Community Net Operating Income, and same- store Adjusted Community Net Operating Income Margin are non-GAAP performance measures for the Company’s portfolio of 60 continuing communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, gain(loss) on extinguishment of debt, gain(loss) on disposition of assets, long-lived asset impairment, and loss on non-recurring settlements with third parties. Both same-store Adjusted Community Net Operating Income and same-store Adjusted Community Net Operating Income Margin both exclude the impact from non-recurring state grant funds received. RevPAR, or average monthly revenue per available unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly revenue per occupied unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. The Company believes that presentation of same-store Resident Revenue, Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin as performance measures are useful to investors because (i) they are some of the metrics used by the Company’s management to evaluate the performance of our core portfolio of 60 continuing communities, to review the Company’s comparable historic and prospective core operating performance of the 60 continuing communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Adjusted Cash Flows From Operations (CFFO) is a non-GAAP liquidity measure that the Company defines as net cash provided by / (used in) operating activities adjusted for COVID-19 expenses, transaction and conversion costs, other non-cash items, and changes in operating assets and liabilities. Same-store Adjusted Operating Expenses, Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income Margin, and same-store Adjusted Community Net Operating Income Margin have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results.

25% 19% 18% 10% 28% Texas Ohio Wisconsin Indiana Other 9% 91% Medicaid Private Pay 72 Communities 62 Owned 10 Managed ~8,000 Resident Capacity 3,600+ Employees 84.0% 2023 Q1 Weighted Avg Occupancy 62 owned communities 30+ Year History Leading Operator of Senior Housing and Services 4 72 Communities 11% - 792 Units 42% - 2,878 Units 47% - 3,262 Units Assisted Living Independent Living Memory Care Attractive Markets and Resident Demographics 1 Balanced Unit Mix Supports Target Market Profile Attractive Private Pay Focus 1 15+ Communities 5 - 14 Communities < 5 Communities Primary Metro MSA 6,932 Units 18 States OwnedManaged Data through and as of March 31, 2023. (1) Data presented for the Company’s 62 owned and managed communities.

Q1 2023 Same-Store Highlights – 60 Communities 5 Eight consecutive quarters of occupancy and revenue growth RevPOR up 8.9% YoY and 6.5% from Q4 ‘22 YoY Q1 Resident Revenue increased 10.9% Adjusted Community NOI(1) up 20.4% and 6.7% YOY and from Q4 ’22, respectively RevPAR up 11.4% YoY and 6.5% from Q4 ‘22 (1) Adjusted Community NOI does not include non-recurring state grant revenue earned and received in Q1 2023 and Q1 2022.

# Q1 2023 Financial Comparisons – 62 Owned Communities

SONIDA SENIOR LIVING

**Community NOI Margin increased 380bps from 19.9% in Q4 2022 to 23.7% in Q1 2023**

| | Q1 2023 | Q1 2022 | Q4 2022 | March 2023 *(annualized)* |
|---|---|---|---|---|
| Weighted Average Occupancy | 84.0% | 81.8% | 83.9% | 83.9% |
| RevPAR[1,2] | $3,282 | $2,962 | $3,081 | $3,254 |
| RevPOR[1,3] | $3,909 | $3,619 | $3,674 | $3,877 |
| Resident Revenue[1] | $56.6 | $50.8 | $53.4 | $224.5 |
| Adjusted Operating Expenses[1,4] | $43.2 | $40.6 | $42.8 | $169.4 |
| Community NOI[1] | $13.4 | $10.2 | $10.6 | $55.1 |
| Community NOI Margin[1] | 23.7% | 20.1% | 19.9% | 24.5% |
| Adjusted Community NOI[1] | $11.4 | $9.5 | $10.6 | $54.3 |
| Adjusted Community NOI Margin[1] | 20.9% | 19.0% | 19.9% | **24.3%** |

$ in Millions except RevPAR and RevPOR

(1) Amounts are not calculated in accordance with GAAP. See page 3 for the Company's disclosure regarding non-GAAP financial measures.
(2) Adjusted RevPAR, which further excludes non-recurring state grant revenue earned and received in Q1 2023 and Q1 2022, was $3,164 and $2,922 for Q1 2023 and Q1 2022, respectively. No state grant revenue was received in Q4 2022.
(3) Adjusted RevPOR, which further excludes non-recurring state grant revenue earned and received in Q1 2023 and Q1 2022, was $3,769 and $3,570 for Q1 2023 and Q1 2022, respectively. No state grant revenue was received in Q4 2022.
(4) Adjusted operating expense is calculated as operating expense excluding professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. Other expenses include corporate operating expenses not allocated to the 62 continuing communities.

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8 4 .4% 8 3 .7% 8 1 .5% 7 9 .3% 7 7 .4% 7 5 .5% 7 8 .1% 8 1 .0% 8 1 .3% 8 2 .3% 8 3 .2% 8 3 .7% 8 4 .2% 8 4 .2% 8 4 .0% 8 2 .9% 8 0 .6% 7 8 .6% 7 6 .5% 7 6 .7% 7 9 .7% 8 2 .2% 8 2 .2% 8 3 .5% 8 4 .2% 8 4 .9% 8 5 .0% 8 5 .0 % Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1' 23 Weighted Average Occupancy End of Period Spot Occupancy Eight Consecutive Quarters of Occupancy Growth (Same-Store) 7 Pandemic occupancy low pointPre-pandemic - Jan ‘22 excludes 20 units under conversion - Data presented for the Company’s 60 same-store owned communities.

# Q1 Revenue Highlights

SONIDA SENIOR LIVING

## Single Lease Renewal Date Initiative

- Shifted applicable residents (Apr – Oct renewals) to a single annual lease renewal date of March each year
- 38.1% of resident leases were renewed on March 1, 2023
- All remaining resident leases will move to an annual March renewal date throughout 2023

## Ongoing Unit Market Rate Reviews

- Leverage industry data by key Designated Market Areas (DMA)
- Utilize localized, competitive data collection for comparable analysis
- Consider apartment and hospitality specific characteristics including exterior views and proximity to high-value communal spaces

## New Level of Care ("LoC") Program

- Simplified to 4 levels of care with clear requirements
- New monitoring tools reinforce timely LoC reviews based on company and state-specific requirements
- Leverage new monitoring technology to aid in more accurate resident assessments

### Lease Renewal Trend



1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
5.2% 5.1% 5.2% 5.0% 5.1% 5.6% 6.8% 7.6% 8.3% 8.8% 9.1%
270 371 321 254 315 345 266 293 422 277 1,595
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
05/2022 06/2022 07/2022 08/2022 09/2022 10/2022 11/2022 12/2022 01/2023 02/2023 03/2023
Renewals
Increased %

### QoQ Releasing Spread



4,000
3,800
3,600
3,400
3,200
3.0% 5.1% 7.1%
3,448 3,632 3,851
8.0%
6.0%
4.0%
2.0%
0.0%
Q1 22 Q4 22 Q1 23
Rate
Spread

### Level of Care Revenue

- 80% of residents converted to new program
- 4% QoQ increases for 2 consecutive quarters
- 9% YoY increase from Q1 2022

| | Q1 22 | Q2 22 | Q3 22 | Q4 22 | Q1 23 |
|---|---|---|---|---|---|
| Dollars | $ 2,968 | $ 2,925 | $ 2,984 | $ 3,104 | $ 3,230 |
| QoQ % Change | | (1.4%) | 2.0% | 4.0% | 4.1% |

Dollars in 000s (except rates)

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Key Expense Categories are Decreasing 9 $646K $558K $679K $626K $339K (1) Amounts calculated as total operating expenses (excluding labor and food costs) as a percentage of revenues adjusted for the exclusion of non-recurring state grants. Total labor costs decreased 0.7% from Q4 2022 to Q1 2023

Debt Structure as of March 31, 2023 10 All Other Fixed Rate 59.6% Protective Life Non-Compliant Fixed Rate 10.9% Protective Life Compliant Fixed Rate 7.6% Variable Rate 21.5% Insurance and Other 0.4% All other Fixed Rate Protective Life Compliant Fixed Rate Protective Life Non-Compliant Fixed Rate Variable Rate Insurance and Other (1) Weighted average interest rate on the Company’s fixed rate debt was 4.6 % as of March 31, 2023. (2) The Company owns 10 communities collateralized by non-recourse, fixed rate mortgages with Protective Life. (3) These four communities, which are not crossed with the remaining six Protective Life mortgages, are not in compliance with their loan agreements as a result of the Company’s failure to make debt service payments beginning in February 2023.

Liquidity and Capital Resources Update 11 ✓ ✓ ✓ ✓ ✓ New Strategic and Operational Plans Loan Modification Discussions Targeted Capex Deployment Lower G&A Profile Relief Funds Unencumbered Lot Sales ✓ Status Key ✓ ✓ On track Closely monitor Re-evaluate / pivot ✓ The Company continues to make significant progress to address overall liquidity and uncertainty surrounding our ability to continue as a going concern.

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